TradersAI Large Cap Equity & Cash ETF

Schedule of Investments

November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 4.9%	Shares	Value
First American Government Obligations Fund - Class X, 4.56% (a)	47,505	$47,505
TOTAL SHORT-TERM INVESTMENTS (Cost $47,505)		47,505

TOTAL INVESTMENTS - 4.9% (Cost $47,505)		$47,505
Assets in Excess of Other Liabilities - 95.1%		928,885
TOTAL NET ASSETS - 100.0%		$976,390

Percentages are stated as a percent of net assets.

(a) The rate shown represents the 7-day annualized effective yield as of November 30, 2024.